VIP *P2
                        Supplement Dated December 1, 1998
                       to the Prospectus Dated May 1, 1998
                                       of
                   FRANKLIN TEMPLETON VALUEMARK(R) INCOME PLUS
                      Individual Immediate Variable Annuity
                         Allianz Life Variable Account B

A. The following information replaces the section entitled "Contract Owner Transaction Fees" under the section entitled "Allianz Life Variable Account B Fee Table" contained in the Prospectus:


Contract Owner Transaction Fees

Commutation Fee*
  (as a percentage of the Total Liquidation Value liquidated)

                        Contract Year            Charge
--------------------------------------------------------------------------------
                              1                    5%
                              2                    5%
                              3                    4%
                              4                    3%
                              5                    2%
                      6 (& thereafter)             1%

  *After the first Contract Year, a Contract Owner may request one liquidation from the Contract each Contract year if Annuity Options 2 or 4 have been selected. If Annuity Option 6 has been selected, the Contract Owner may request a liquidation once each Contract Year beginning in the first year. See also "Annuity Provisions - Contract Liquidations (Withdrawals)".

B. The portfolio expense table, which appears in the section entitled "Allianz Life Variable Account B Fee Table" in the annuity prospectus, is amended by:


1) Restating certain Portfolios' "Management and Portfolio Administration Fees" and the "Other Expenses" as indicated below. The Portfolio Administration Fees for these Portfolios were inadvertently included under "Other Expenses" rather than under "Management and Portfolio Administration Fees." Please note that "Total Annual Expenses" for each Portfolio shown below are the same as in the May 1, 1998 prospectus.


                                                                        Management
                                                                       and Portfolio        Other    Total Annual
  Portfolio                                                         Administration Fees   Expenses     Expenses
--------------------------------------------------------------------------------------------------------------------------
  Mutual Discovery Securities Fund ..............................               .95%*            .11%         1.06%
  Mutual Shares Securities Fund .................................               .75%*            .05%          .80%
  Templeton Global Asset Allocation Fund ........................               .80%*            .14%          .94%
  Templeton International Smaller Companies Fund ................              1.00%*            .06%         1.06%

*Includes a .15% Administration Fee which is a direct expense of the Portfolio.

2) Adding the following language:

Franklin Advisory  Services,  Inc. and Franklin  Templeton  Services,  Inc. have agreed in advance to waive or limit their Management and Portfolio Administration Fees and to assume as their own expense certain expenses otherwise payable by the new Value Securities Fund as necessary so that through at least December 31, 1998, Total Annual Expenses do not exceed 1.00% of its average net assets. As noted in the May 1, 1998 prospectus, estimated total annual expenses are not anticipated to exceed 1.00% of its average net assets.